UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2020

UGI Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-7000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 22, 2020, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

1.
The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	158,095,672	1,395,630	408,000	24,091,092
Theodore A. Dosch	158,394,989	1,088,557	415,757	24,091,092
Alan N. Harris	158,820,889	646,406	432,008	24,091,092
Frank S. Hermance	158,117,524	1,351,446	430,332	24,091,092
William J. Marrazzo	158,801,221	692,036	406,046	24,091,092
Kelly A. Romano	158,728,535	737,187	433,580	24,091,092
Marvin O. Schlanger	155,224,999	4,289,734	384,570	24,091,092
James B. Stallings, Jr.	157,843,654	1,637,626	418,023	24,091,092
K. Richard Turner	158,889,428	585,137	424,737	24,091,092
John L. Walsh	158,833,540	730,793	334,969	24,091,092

2.
The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
147,694,379	11,347,328	857,595	24,091,092

3.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
182,389,016	825,018	776,361	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

January 27, 2020	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary